Asset Purchase Agreement

                                      among

                             WellTech Eastern, Inc.,

                             Key Energy Group, Inc.,

                                S&R Cable, Inc.,

                                       and

                                Jeff Critchfield,

                                Royce D. Thomas,

                                 Ronnie R. Shaw,
                                       and
                                Donald W. Tinker



                                December 2, 1997

                            Asset Purchase Agreement

This Asset Purchase Agreement (this Agreement) is entered into as of December 2, 1997, among WellTech Eastern, Inc., a Delaware corporation (Buyer), Key Energy Group, Inc., a Maryland corporation (Key), S&R Cable, Inc., a Michigan corporation (S&R), Jeff Critchfield (Shareholder-1), Royce D. Thomas (Shareholder-2), Ronnie R. Shaw (Shareholder-3) and Donald W. Tinker
(Shareholder-4). S&R is referred herein as the Seller. Shareholder-1, Shareholder-2, Shareholder-3 and Shareholder-4 are referred to collectively herein as the Shareholders and individually as a Shareholder.The effective date of this transaction is December 2, 1997, at 7:00 a.m. (the Effective Date).

                              W I T N E S S E T H:

WHEREAS, the Seller desires to sell substantially all of its assets, and Buyer desires to acquire such assets.

NOW,   THEREFORE,   in   consideration   of  the  premises  and  of  the  mutual
representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    Article I

                           Purchase and Sale of Assets

I.1 Purchase and Sale of the Assets. Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer all of the assets of the Seller existing on the Effective Date other than the Excluded Assets (defined below), whether personal, tangible or intangible, including, without limitation, the following assets of the Seller relating to or used or useful in the operation of the businesses as conducted by the Seller on and before the Effective Date (the Businesses) (all such assets being sold hereunder are referred to collectively herein as the Assets):

     (a) all tangible personal property of the Seller (such as machinery, equipment, and vehicles), including, without limitation, that which is more fully described on Schedule 1.1(a) hereto (collectively, the Tangible Personal Property);

     (b) all of the inventory of the Seller, including without limitation, that which is more fully described on Schedule 1.1(b) hereto (collectively, the Inventories);

     (c)  all of the Sellers  intangible assets,  including without limitation,
          (i) all of the Sellers rights to the names under which it is incorporated or under which it currently does business, (ii) all of the Sellers rights to any patents, patent applications, trademarks and service marks (including registrations and applications therefor), trade names, and copyrights and written know-how, trade secrets, licenses and sublicenses and all other similar proprietary data and the goodwill associated therewith (collectively, the Intellectual Property) used or held in connection with the Businesses, including without limitation, that which is more fully described on Schedule 1.1(c) hereto (the Seller Intellectual Property) and (iii) the Sellers account ledgers, sales and promotional literature, computer software, books, records, files and data (including customer and supplier lists), and all other records of the Seller relating to the Assets or the Businesses, excluding the corporate minute books of the Seller (collectively, the Intangibles);

     (d) those leases and subleases relating to the Assets, as well as contracts, contract rights, and agreements relating to the Assets or the operation of the Businesses specifically listed on Schedule 1.1(d) hereto (collectively, the Contracts);

     (e) all of the permits, authorizations, certificates, approvals, registrations, variances, waivers, exemptions, rights-of-way, franchises, ordinances, orders, licenses and other rights of every kind and character (collectively, the Permits) relating principally to all or any of the Assets or to the operation of the Businesses, including, but not limited to, that which is more fully described on
          Schedule 1.1(e) hereto (collectively, the Seller Permits);

     (f)  the goodwill and going concern value of the Businesses; and

     (g) all other or additional privileges, rights, interests, properties and assets of the Seller of every kind and description and wherever located that are used in the Businesses or intended for use in the Businesses in connection with, or that are necessary for the continued conduct of, the Businesses, except for the Excluded Assets as described below.

     The Assets shall not include the following (collectively, the Excluded Assets): (i) all of the Sellers accounts receivable and all other rights of the Seller to payment for services rendered by the Seller before the Effective Date; (ii) all cash accounts of the Seller and all petty cash of the Seller kept on hand for use in the Businesses; (iii) all right, title and interest of the Seller in and to all prepaid rentals, other prepaid expenses, bonds, deposits and financial assurance requirements, and other current assets relating to any of the Assets or the Businesses; (iv) all assets in possession of the Seller but owned by third parties; (v) the corporate charter, related organizational documents and minute books of the Seller; (vi) the Cash Consideration (as hereinafter defined) and the Key Shares (as hereinafter defined) paid or delivered by Buyer or Key to Seller pursuant to Section 1.2 hereof, (vii) all real property, leasehold improvements, furniture, fixtures and leases and/or subleases relating to real property and (viii) those assets listed on Schedule 1.1(h).

I.2 Consideration for Assets. As consideration for the sale of the Assets to Buyer and for the covenants and agreements of the Seller and the Shareholders contained herein:

     (a) Buyer agrees on the Effective Date to pay Seller in the form of a cashiers check, bank check or wire transfer of immediately available funds to an account designated by Seller (the Cash Consideration), the following:

                           Seller:          $22,920

     (b)  Key,  for the  benefit of Buyer,  agrees to issue in  accordance  with
          Section 4.8, hereof, the following shares of common stock of Key, par value $0.10 per share (Key Shares) to the Seller the following:

     Seller: 27,504 shares to be issued effective Jan. 2, 1998

The value of the Key Shares on the day immediately preceding the Effective Date and the Cash Consideration, if any, shall cumulatively be referred to as the Purchase Price.

I.3 Liabilities. As of the Effective Date, Buyer shall assume those, and only those, liabilities and obligations of the Seller to perform the Contracts to the extent that the Contracts have not been performed and are not in default on the Effective Date (the Assumed Liabilities). On and after the Effective Date, the Seller shall be responsible for any and all other liabilities and obligations of the Seller other than the Assumed Liabilities, including, without limitation, any obligations or liabilities arising prior to the Effective Date from (i) the Sellers employment of those employees of the Seller listed on Schedule 4.2 hereto, (ii) any violations of Environmental Law (as defined in Section 2.2.10 hereof), (iii) any environmental conditions or circumstances on any property owned or leased by Seller or any property on which Seller performed services or used the Assets, and (iv) the Sellers ownership or operation of the Assets or conduct of the Businesses prior to the Effective Date (collectively, the Retained Liabilities). The Buyer shall be responsible for any and all liabilities and obligations arising with respect to the ownership and operation of the Assets from and after the Effective Date, except to the extent that such liabilities or obligations arise out of a breach by Seller or Shareholders of any of their respective representations, warranties or covenants contained herein.

                                   Article II

                         Representations and Warranties

II.1 General Representations and Warranties of the Seller and the Shareholders. The Seller and each of the Shareholders, jointly and severally, represent and warrant to Buyer as follows:

II.1.1. Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

II.1.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate, shareholder and other action on the part of the Seller and each of the Shareholders, and this Agreement is the valid and binding obligation of the Seller and each of the Shareholders enforceable (subject to normal equitable principals) against each of such parties in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under
(i) the  charter or bylaws (or other  organizational  documents)  of the Seller,
(ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Seller or any of the Shareholders is a party or by which the Seller or any of the Shareholders or their respective properties are bound; or (iii) to the knowledge of the Seller and the Shareholders any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the Seller or any of the Shareholders or any of their respective properties are subject.

II.1.3. Contracts. Schedule 1.1(d) hereto sets forth a complete list of all contracts, including leases under which the Seller is lessor or lessee, which relate to the Assets and are to be performed in whole or in part after the Effective Date. All of the Contracts are in full force and effect, and constitute valid and binding obligations of the applicable Seller. The Seller is not in default, and to the knowledge of Seller and Shareholders no other party to any of the Contracts is in default, thereunder, and no event has occurred which (with or without notice, lapse of time, or the happening of any other event) would constitute a default thereunder. No Contract has been entered into on terms which could reasonably be expected to have an adverse effect on the use of the Assets by Buyer. The Seller or the Shareholders have received no information which would cause any of such parties to conclude that any customer of the Seller will (or is likely to) cease doing business with Buyer (or its successors) as a result of the consummation of the transactions contemplated hereby. All of the Contracts are assignable (and are hereby validly assigned) to Buyer without the consent of any other party thereto, or such consent has been received.

II.1.4. Title to and Condition of Assets. The Seller has good, indefeasible and marketable title to all of the Assets, free and clear of any Encumbrances (defined below). To the knowledge of Seller and Shareholders all of the Assets are in a state of good operating condition and repair, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations. All of the Assets conform to all applicable laws governing their use. No notice of any violation of any law, statute, ordinance, or regulation relating to any of the Assets has been received by the Seller or any of the Shareholders, except such as have been fully complied with. The term Encumbrances means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights of way, limitations, reservations, restrictions, and other encumbrances of any kind or nature.

II.1.5. Licenses and Permits. Schedule 1.1(e) hereto sets forth a complete list of all Permits necessary under law or otherwise for the operation, maintenance and use of the Assets in the manner in which they are now being operated, maintained and used. Each of the Seller Permits and the Sellers rights with respect thereto is valid and subsisting, in full force and effect, and enforceable by the Seller subject to administrative powers of regulatory agencies having jurisdiction and further subject to applicable laws. The Seller is in compliance in all material respects with the terms of each of the Seller Permits. The Seller Permits have not been, or are not, to the knowledge of the Seller or any of the Shareholders, threatened to be, revoked, canceled, suspended or modified. To the knowledge of Seller and each Shareholder upon consummation of the transactions contemplated hereby, all of the Seller Permits shall be assignable (and are hereby assigned) to Buyer without the consent of any regulatory agency or in accordance with applicable laws. On and after the Effective Date, to the knowledge of Seller and each Shareholder each of the Seller Permits and Buyers rights with respect thereto will be valid and subsisting in full force and effect, and enforceable by Buyer subject only to the administrative powers of regulatory agencies having jurisdiction over the assigned Seller Permits and applicable laws.

II.1.6. Intellectual Property. Schedule 1.1(c) hereto sets forth a complete list of all Intellectual Property material to or necessary for the continued conduct of the Assets.

II.1.7. Financial Statements. The Seller has delivered to Buyer copies of an unaudited financial statement of Seller, a copy of which is attached hereto as
Schedule 2.1.7 (the Seller Financial Statement), and includes an unaudited balance sheet (the Unaudited Balance Sheet) as of September 30, 1997 (the Balance Sheet Date). The Seller Financial Statement is true, correct and complete in all material respects and presents fairly and fully the financial condition of the Seller on that date and for the period indicated thereon as accounted for under a tax basis accounting. The Seller Financial Statement has been prepared using a tax basis for management purposes only. The account classifications have been determined to derive the best tax benefit for the Shareholders.

II.1.8. Absence of Certain Changes and Events. Since the Balance Sheet Date, there has not been:
     (a) Financial Change. Any material adverse change in the Assets, the Businesses or the financial condition, operations, liabilities or prospects of the Seller;

     (b) Property Damage. Any material damage, destruction, or loss to any of the Assets or the Businesses (whether or not covered by insurance);

     (c) Waiver. Any waiver or release of a material right of or claim held by the Seller;

     (d) Change in Assets. Except as set forth on Schedule 2.1.8(d), any material acquisition, disposition, transfer, encumbrance, mortgage, pledge or other encumbrance of any Asset of the Seller other than in the ordinary course of business or other than the Excluded Assets;

     (e) Labor Disputes. Any material labor disputes between the Seller and its employees; or

     (f) Other Changes. Any other event or condition known to the Seller or any of the Shareholders that particularly pertains to and has or might have a material adverse effect on the Assets, the operations of the Businesses or the financial condition or prospects of the Seller.

For the purposes of this Section 2.1.8 a change will be considered material if it has a value of $10,000, or more.

II.1.9. Necessary Consents. The Seller has obtained and delivered to Buyer all consents to assignment or waivers thereof required to be obtained from any governmental authority or from any other third party, if any, in order to validly transfer the Assets hereunder, including, without limitation, any consents required to assign the Contracts and the Seller Permits.

II.1.10. Environmental Matters. To the knowledge of Seller none of the current or past operations of any of the Businesses or any of the Assets are being or have been conducted or used in such a manner as to constitute a violation of any Environmental Law (defined below). The Seller or the Shareholders has received no notice (whether formal or informal, written or oral) from any entity, governmental agency or individual regarding any existing, pending or threatened investigation or inquiry related to violations of any Environmental Law or regarding any claims for remedial obligations or contribution for removal costs or damages under any Environmental Law. There are no writs, injunction decrees, orders or judgments outstanding, or lawsuits, claims, proceedings or investigations pending or, to the knowledge of the Seller or any of the
Shareholders, threatened relating to the ownership, use, maintenance or operation of the Assets or the conduct of the Businesses, nor, to the knowledge of the Seller or any of the Shareholders, is there any basis for any of the foregoing. To the knowledge of Seller Buyer is not required to obtain any permits, licenses or similar authorizations pursuant to any Environmental Law in effect as of the Effective Date to operate and use any of the Assets for their current purposes and uses. To the knowledge of the Seller or any of the Shareholders, the Assets include all environmental and pollution control equipment necessary for compliance with applicable Environmental Law. There are no environmental conditions or circumstances caused by Seller in whole or in part or exacerbated by Seller, including the presence or release of any Hazardous Materials, on any property on which Seller performed services or used the Assets which would result in an adverse change in the Businesses or business prospects of the Seller. The term Environmental Law@ means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, and other legally enforceable requirements (including, without limitation, common law) of the United States, or any state, regional, city, local, municipal or other governmental authority or quasi-governmental authority, regulating, relating to, or imposing environmental standards of conduct concerning protection of the environment or human health, or employee health and safety as from time to time has been or is now in effect. The term Hazardous Materials means (x) asbestos, polychlorinated biphenyls, urea formaldehyde, lead based paint, radon gas, petroleum, oil, solid waste, pollutants and contaminants, and (y) any chemicals, materials, wastes or substances that are defined, regulated, determined or identified as toxic or hazardous in any Environmental Law.

II.1.11. No ERISA Plans or Labor Issues. Seller has no employee benefit plan. The Seller has not engaged in any unfair labor practices which could reasonably be expected to result in an adverse effect on the Assets. The Seller has no dispute with any of its existing or former employees, and there are no labor disputes or, to the knowledge of the Seller or any of the Shareholders, any labor disputes threatened by current or former employees of the Seller.

II.1.12. Investigations; Litigation. No investigation or review by any governmental entity with respect to the Seller or any of the transactions contemplated by this Agreement is pending or, to the knowledge of the Seller or any of the Shareholders, threatened, nor has any governmental entity indicated to the Seller or any of the Shareholders an intention to conduct the same. There is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which the Seller or any of the Shareholders is a party or, to the knowledge of the Seller or any of the Shareholders, might become a party which would adversely affect the Assets or the Buyers future conduct of the Businesses.

II.1.13. Absence of Certain Business Practices. The Seller, nor any officer, employee or agent of the Seller, or any other person acting on behalf of the Seller, has not, directly or indirectly, within the past five years, given or agreed to give any material gift to any customer, supplier, government employee or other person who is or may be in a position to help or hinder the profitable conduct of the Businesses or the profitable use of the Assets (or to assist the Seller in connection with any actual or proposed transaction). A gift will be considered material if it is worth more than $5,000.

II.1.14. Solvency. The Seller is not presently insolvent, and the Seller will not be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. The term insolvent, with respect to the Seller, means that the sum of the present fair and saleable value of the Sellers assets does not and will not exceed its debts and other probable liabilities, and the term debts includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent, disputed or undisputed or secured or unsecured.

II.1.15. Untrue Statements. This Agreement and all other agreements executed by the Seller or any of the Shareholders and delivered to Buyer in connection with the transaction contemplated does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has also made available to Buyer true, complete and correct copies of all Contracts, documents concerning all litigation and administrative proceedings, Licenses, Permits, insurance policies, lists of suppliers and customers, and records relating principally to the Businesses and the Assets, and such information covers all commitments and liabilities of Buyer relating principally to the Businesses and the Assets, except for the Excluded Assets.

II.1.16. Finders Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Seller and the Shareholders and their counsel directly with Buyer and its counsel, without the intervention of any other person as a result of any act of Seller or any of the Shareholders in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finders fee or any similar payment.

II.1.17. Taxes. All taxes of the Seller with respect to the Assets and the Businesses for that period of time before the Effective Date, including any and all sales taxes, use taxes, and unemployment compensation taxes or personal property taxes, have been paid or will be paid by Seller.

II.2 Investment Representations of the Seller and the Shareholders. The Seller and Shareholders acknowledge, represent and agree that:

     (a) The Seller (the Key Share Recipient) is an accredited investor as such term is defined in Regulation D under the Securities Act of 1993, as amended (the Securities Act).

     (b) (i) Each Key Share Recipient, through its own operations, is knowledgeable in operations of the type conducted by Key, (ii) Key has made available to each Key Share Recipient extensive legal, financial, accounting and other business records for examination by each Key Share Recipient, (iii) Key has made its principal executive and operating personnel available for consultation with the designated representatives of each Key Share Recipient, (iv) each Key Share Recipient has made an extensive investigation of Keys assets and liabilities, business and financial affairs, and operations, (v) each Key Share Recipient is aware of the risks associated with ownership of the Key Shares, (vi) each Key Share Recipient is capable of bearing the financial risks associated with such ownership, and (vii) while recognizing that it cannot effectively waive the protections afforded to it under the Securities Act, each Key Share Recipient regards itself as an entity of such financial capacity, sophistication, and prudence that it does not require the protections afforded to it by the Securities Act, and is relying upon its own investigation of Key in making its decision to enter into this Agreement.

     (c) The Key Shares have not been registered under the Securities Act, or registered or qualified under any applicable state securities laws;

     (d) The Key Shares are being issued to each Key Share Recipient in reliance upon exemptions from such registration or qualification requirements, and the availability of such exemptions depends in part upon the bona fide investment intent of Seller and the Shareholders with respect to the Key Shares;

     (e) The acquisition of the Key Shares by each Key Share Recipient is solely for its own account for investment, and each Key Share Recipient is not acquiring the Key Shares for the account of any other person or with a view toward resale, assignment, fractionalization, or distribution thereof. This representation does not prohibit any Key Share Recipient from making any sale or transfer not otherwise prohibited by law or this Agreement;

     (f) Each Key Share Recipient shall not offer for sale, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Key Shares except in accordance with the registration requirements of the Securities Act and applicable state securities laws or upon delivery to Key of an opinion of legal counsel reasonably satisfactory to Key that an exemption from registration is available;

     (g) Since the Key Shares have not been registered under the Securities Act or applicable state securities laws, each Key Share Recipient must bear the economic risk of holding the Key Shares for an indefinite period of time, and each Key Share Recipient is capable of bearing such risk; and

     (h) In addition to any other legends required by law or the other agreements entered into in connection herewith, the certificate evidencing the Key Shares will bear a conspicuous restrictive legend substantially as follows:

               THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (ACT@), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH OTHER STATE LAWS OR UPON DELIVERY TO THIS CORPORATION OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

II.3 General Representations and Warranties of Buyer. Buyer represents and warrants to the Seller and the Shareholders as follows:

II.3.1. Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

II.3.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate, shareholders and other action on the part of the Buyer, and this Agreement is the valid and binding obligation of the Buyer and enforceable (subject to normal equitable principals) against the Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under
(i) the charter or bylaws (or other organizational documents) of the Buyer, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Buyer is a party or by which the Buyer is bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the Buyer is subject.

II.3.3. Consents and Approvals. No consent, approval or authorization of, or filing of a registration with, any governmental or regulatory authority, or any other person or entity is required to be made or obtained by Buyer in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

II.3.4. Finders Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer and its counsel directly with the Seller and the Shareholders and their counsel, without the intervention by any other person as the result of any act of Buyer in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finders fee or any similar payments.

II.4 General Representations and Warranties of Key. Key represents and warrants to the Seller and the Shareholders as follows:

II.4.1. Organization and Good Standing. Key is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on its financial condition, properties or business.

II.4.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate, shareholders and other action on the part of Key, and this Agreement is the valid and binding obligation of Key and enforceable (subject to normal equitable principals) against Key in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under
(i) the charter or bylaws (or other organizational documents) of Key, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Key is a party or by which Key is bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which Key or is subject.

II.4.3. Reports and Financial Statements. Key has previously furnished to the Seller and the Shareholders true and complete copies of the following (collectively, the Key SEC Documents: (i) Keys annual report filed with the Securities and Exchange Commission (the Commission) pursuant to the Securities and Exchange Act of 1934, as amended (the Exchange Act), for Keys fiscal year ended June 30, 1997; (ii) Keys quarterly and other reports filed with the Commission since June 30, 1997; (iii) all definitive proxy solicitation materials filed with the Commission since June 30, 1997; (iv) any registration statements (other than those relating to employee benefit plans) declared effective by the Commission since June 30, 1997; and (v) Keys Private Offering Memorandum dated September 18, 1997, relating to the 5% Convertible Subordinated Notes due 2004. The consolidated financial statements of Key and its consolidated subsidiaries included in Keys most recent annual report on Form 10-K and most recent quarterly reports on Form 10-Q were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as noted therein) during the periods involved and fairly present the consolidated financial position of Key and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended; and the Key SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date of such documents or such other date specified therein. Key further represents that there has been no material adverse change in the consolidated financial condition of Key since September 30, 1997.

II.4.4. Consents and Approvals. No consent, approval or authorization of, or filing of a registration with, any governmental or regulatory authority, or any other person or entity is required to be made or obtained by Key in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than what is required by the American Stock Exchange for the listing of the Key Shares to be issued hereunder.

II.4.5. Finders Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Key and its counsel directly with the Seller and Shareholders and their counsel, without the intervention by any other person as the result of any act of Key in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finders fee or any similar payments.

                                   Article III

                                     Closing

III.1 Closing Date. Consummation of the sale and the purchase contemplated by this Agreement shall take place on the Effective Date at the offices of Lynch, Gallagher, Lynch & Martineau, P.L.L.C., 555 N. Main Street, Mt. Pleasant, Michigan.

III.2 Duties of Seller and the Shareholders at Closing. Contemporaneously with the performance by Buyer and Key of their obligations to be performed at the Closing, Seller and each of the Shareholders agree to, and shall deliver to Buyer at the Closing the following:

     (a) Bills of Sale conveying all of the Assets to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Assets, free and clear of any and all Encumbrances;

     (b) Duly endorsed Certificates of Title conveying from Seller to Buyer all of those Assets for which a Certificate of Title is issued or required by an applicable governmental entity sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in those Assets, free and clear of any and all Encumbrances;

     (c) Assignments conveying all of the Seller Permits, if any, to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Seller Permits, free and clear of any and all Encumbrances;

    (d) An Assignment of Contracts conveying all of the Contracts to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Contracts, free and clear of any and all Encumbrances;

     (e)  A legal opinion from Sellers  counsel in a form  acceptable to Buyer;
          and

     (f) Such other items that Buyer deems necessary or convenient to effect the transactions contemplated hereby.

III.3 Duties of Buyer and Key at Closing. Contemporaneously with the performance by Seller and each of the Shareholders of their obligations to be performed at the Closing, Buyer and Key agree to, and shall deliver to Seller, the Shareholders, or Sellers designee, at the Closing the following:

     (a)  A copy of the Listing Application (as defined in Section 4.8);

     (b)  The Cash Consideration;

     (c) A legal opinion from Buyers counsel in a form acceptable to Seller and Shareholders; and

     (d) Such other items that Seller deems necessary or convenient to effect the transactions contemplated hereby.

                                   Article IV

                              Additional Agreements

IV.1 Noncompetition. Except as otherwise consented to or approved in writing by Buyer, the Seller and the Shareholders agree that for a period of sixty (60) months following the Effective Date, such party will not, directly or indirectly, acting alone or as a member of a partnership or a holder of, or investor in 5% or more of any security of any class of any corporation or other business entity (i) in the States of Michigan, Indiana, Ohio, Pennsylvania, West Virginia or New York engage in the Businesses of Seller as it existed on or before the Effective Date or own, perform or operate oil and gas workover rigs or drilling rigs; (ii) request any present customers or suppliers of the Seller or Buyer (or any affiliate of Buyer) to curtail or cancel their business with Buyer (or any of Buyers affiliates); (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of Buyer (or any of Buyers affiliates) or of the Seller or any details of their organization or business affairs which constitute confidential information or (iv) induce or actively attempt to influence any employee of Buyer (or any of Buyers affiliates) to terminate his employment. The Seller and the Shareholders agree that if either the length of time or geographical as set forth in this Section
4.1 is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this Section 4.1 are in addition to any other obligations that the Seller or the Shareholders may have under the laws of any state requiring a corporation selling its assets (or a shareholders of such corporation) to limit its activities so that the goodwill and business relations being transferred with such assets will not be materially impaired. The Seller and the Shareholders further agree and acknowledge that Buyer does not have any adequate remedy at law for the breach or threatened breach by the Seller or the Shareholders of the covenants contained in this Section 4.1, and agree that Buyer may, in addition to the other remedies which may be available to it hereunder, file a suit in equity to enjoin the Seller or the Shareholders from such breach or threatened breach. If any provisions of this Section 4.1 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. The Seller and the Shareholders acknowledge that the covenants set forth in this Section 4.1 are being executed and delivered by such party in consideration of the covenants of Buyer contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged. Notwithstanding any other provision Shareholder-1 shall not be in violation of this Section 4.1 if he performs those services identified as permissible activity for Shareholder-1 in Section 4.1 of a certain Asset Purchase Agreement dated December 2, 1997, between the Buyer, and others, and White Rhino Drilling, Inc. and Shareholder-1 in his role as the sole shareholder of White Rhino Drilling, Inc.

IV.2 Hiring Employees. Schedule 4.2 hereto is a complete and accurate listing of all employees of the Seller that devote their full time and effort in the conduct of the Businesses (the Employees). Buyer shall have no liability or obligation with respect to any employee benefits of any Employee except those benefits that accrue pursuant to such Employees employment with Buyer on or after the Effective Date. Notwithstanding any other provision hereof, this
Section 4.2 shall not be deemed to create any right or claim for the benefit of, and shall not be enforceable by, any person that is not a party to this Agreement.

IV.3 Allocation of Purchase Price. The parties hereto agree to allocate the purchase price paid by Buyer for the Assets hereunder as set forth on Schedule
4.3 hereto, and shall report this transaction for federal income tax purposes in accordance with the allocation so agreed upon. The parties hereto for themselves and for their respective successors and assigns covenant and agree that they will file coordinating Form 8594's in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, with their respective income tax returns for the taxable year that includes the Effective Date.

IV.4 Name Change. The Seller shall, within ten (10) days from the Effective Date, caused to be filed (i) with the appropriate state office of the Sellers state of organization an amendment to the charter (or other applicable organization document) of the Seller changing the name of the Seller from its current name to a name that is not similar to such name, and (ii) with the appropriate authorities of the Sellers state of organization and any other states such documents as are required to effect such name change, including without limitation, amendments or withdrawals of certificates of authority to do business and assumed name filings. The Seller shall, within five (5) days from the date of its receipt of confirmation of such filings from the applicable state authorities, cause to be delivered to Buyer copies of all such confirmations. The Shareholders shall take all steps necessary for the Seller to complete the obligations set forth in this Section 4.4.

IV.5 First Call. Shareholder-1 agrees to comply with the covenants given by Shareholder-1 in Section 4.5.2 of an Asset Purchase Agreement dated December 2, 1997, between Wellcorps, L.L.C., and others, and WellTech Eastern, Inc.

IV.6 Possession of Tangible Personal Property and Inventories. Possession of the Assets shall be deemed to have passed from Seller to Buyer as of the Effective Date. Seller will notify Buyer of the location of the Tangible Personal Property and Inventories and all such Assets shall be located in the State of Michigan on the Effective Date.

IV.7 Proration of Expenses. The parties further agree that the following obligations shall be prorated as follows:

     (a) All utility charges incurred by Seller in the Businesses prior to the date of Closing shall be paid by Seller. The Buyer shall be responsible for the utility charges incurred by the Assets purchased by Buyer after the Effective Date.

     (b) The Seller shall pay a prorata share of the personal property taxes for the Assets sold by the Seller to Buyer for all years prior to the Closing and a prorata share of all such taxes for 1997, prorated to the Effective Date, in accordance with the standards of practice in Grand Traverse County, Michigan. If the actual taxes for the current year are not known as of the Effective Date, the apportionment of taxes shall be upon the basis of taxes for the immediate preceding year, provided that, if taxes for the current year are thereafter determined to be more or less than the taxes for the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Buyer promptly shall adjust the proration of such taxes and Seller and/or Buyer, as the case may be, shall pay to the other any amount required as a result of such adjustment and as a covenant shall survive the Closing.

     (c) The Seller shall pay all taxes, whether federal, state or local, assessed against the Assets or the Businesses for that period of time prior to the Effective Date, including any and all sales taxes, use taxes, unemployment compensation taxes or taxes arising out of the fact that Seller hired employees.

     (d) The Seller shall pay all other costs or expenses arising out of the Assets or the Businesses prior to the Effective Date.

     (e) The Buyer shall pay all sales taxes and/or use taxes, if any, charged as a result of the transfer of title of any and all Assets from the Seller to Buyer with respect to this transaction.

     (f) The Buyer shall pay all costs or expenses arising out of the Assets or the use of the Assets by the Buyer after the Effective Date.

IV.8 Issuance of Key Shares. On the Effective Date, Key shall file an additional Listing Application with the American Stock Exchange requesting the listing of Key Shares (the Listing Application). In addition, Key shall send written instructions to its transfer agent to issue, countersign and register one or more certificates representing the Key Shares in the name of the Key Share Recipients in accordance with Section 1.2(b) and deliver such certificate(s) to Seller at the address specified in Section 6.4 hereof. In the event that the American Stock Exchange does not approve the Listing Application by December 15, 1997, the parties hereto shall negotiate in good faith the appropriate consideration to replace such shares.

If the parties are unable to resolve any issue as to the adjustments to be made pursuant to the preceding sentence within thirty (30) days after the closing, then either party, within fifteen (15) days thereafter, but no later than forty-five (45) calendar days after the closing, may file for arbitration in accordance with the rules of the American Arbitration Association (AAA) then currently in effect, with arbitration to take place in Isabella County, Michigan, or such other place as the parties shall agree. Notice of demand for arbitration shall be filed in writing with the other party to this agreement and with AAA. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered on it in accordance with applicable law in any court having jurisdiction on the matter. However, the time for filing arbitration shall be of the essence and shall be strictly limited to the time period provided in this agreement, and the timely filing shall be a condition precedent to the exercise of the right of arbitration; if arbitration is not filed within such scope, any right to arbitrate shall be barred. Further the scope of any arbitration shall be limited solely to the issue of amount of any adjustments to the purchase price pursuant to this section and shall not extend to any other issue or matter that may arise out of this agreement. The arbitrator shall have no power or authority to order or determine any thing or matter other than the dollar amount of, and procedure for payment of, any adjustment.

IV.9 Registration Rights.

IV.9.1. Agreement to Register Resales. Key agrees that no later than December 31, 1997, it will file with the Commission on Form S-3, or if Form S-3 is not available to Key, on such other form as is available to Key for registration of its securities under the Securities Act, a shelf registration statement pursuant to Rule 415 of the Securities Act (the "Shelf Registration Statement") covering the offer and resale by the Key Share Recipient of 11,460 of the Key Shares issued pursuant to this Agreement (herein the Covered Shares) and will use its best efforts to cause the Shelf Registration Statement to be declared effective by March 31, 1998, by the Commission. The Covered Shares shall be issued as follows:

                           11,460 Key Shares: Seller

IV.9.2. Effectiveness of Shelf Registration Statement. Key agrees to maintain the Shelf Registration in effect until the earlier of (i) the date that the Key Share Recipient can transfer the Covered Shares without restriction pursuant to Rule 144 promulgated under the Securities Act (or any successor rule) and (ii) the date that the Key Share Recipient no longer own any of the Covered Shares. In addition, Key shall amend the Shelf Registration Statement and supplement the prospectus included therein as and when required by Form S-3 or the applicable form, or by the Securities Act. Key shall promptly deliver upon request from time to time to Key Share Recipient copies of the prospectus, as supplemented, in order to facilitate resale of the Covered Shares.

IV.9.3. Blue Sky Qualification. In any offering pursuant to this Section, Key will use its best efforts to effect any such registration and use its best efforts to effect such qualification and compliance as may be required and as would permit or facilitate the resale of such Covered Shares, including, without limitation, registration under the Securities Act, appropriate qualifications under applicable blue-sky or other state securities laws and, appropriate compliance with any other governmental requirements.

IV.9.4. Registration Expenses. All expenses (except for any legal fees for the Key Share Recipients counsel) relating to the obligations of Key pursuant to this Section 4.9 (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments or prospectus supplements required for the lawful distribution of the Covered Shares to the public in connection with such registration) will be paid by Key.

IV.9.5. Rights Non-Transferable. The registration rights under this Section 4.9 are for the sole benefit of the Key Share Recipient, are personal in nature, and shall not be transferrable or otherwise available to any subsequent shareholder of the Covered Shares; provided, however, that Seller may transfer its registration rights under this Section 4.9 to the Shareholders in the event the Covered Shares are distributed to the Shareholders, and upon such transfer, the Shareholder shall have all of the rights, duties and obligations of Seller under this Section 4.9 with respect to the Covered Shares so transferred.

IV.9.6. Undertaking to File Reports and Cooperate in Transactions. For as long as Key Share Recipient is subject to Rule 144 or Rule 145 of the Securities Act with respect to the Key Shares, Key will use reasonable commercial efforts to timely file all annual, quarterly and other reports required to be file by it under Section 13 or 15(d) of the Exchange Act and the rules and regulations of the Commission thereunder, as amended from time to time, or make other information publicly available as required by Rule 144 or 145 (or such Rules successor). If the Key Share Recipient proposes to sell any of the Covered Shares pursuant to the Shelf Registration, or any of the Key Shares pursuant to Rule 144 or Rule 145, Key shall cooperate with the Key Share Recipients so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of Key's transfer agent, and the reasonable requirements of the broker through which the sales are proposed to be executed. Without limiting the generality of the foregoing, Key shall, upon request, furnish with respect to each such sale (i) a written statement certifying that Key has complied with the public information requirements of Rule 144 and 145 and (ii) an opinion of Key's counsel regarding such matters as Key's transfer agents or such Key Share Recipients broker may reasonably request.

IV.9.7. Remedies. As long as an Event of Default (as defined below) has occurred and is continuing on the date that Key receives the Default Notice (as defined below), Key shall, upon receipt of written notice from a Key Share Recipient (the Default Notice) and within ten (10) days of receiving the Default Notice, purchase those number of Covered Shares still owned by the Key Share Recipient specified in the Default Notice at a price equal to the average closing price of Key Common Stock on the American Stock Exchange, or if the Key Common Stock is not trading on the American Stock Exchange on the applicable trading day, on the national securities exchange on which Key Common Stock was traded on such date, for the twenty (20) trading days immediately preceding the day on which Key receives the Default Notice. As used in this Section 4.9.7, the term Event of Default means the occurrence of (i) Keys failure to cause the Shelf Registration Statement to be declare effective by the Commission on or before March 31, 1998, or (ii) Keys failure to maintain the effectiveness of the Shelf Registration Statement as herein required.

IV.10 Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effect the transactions contemplated hereby.

                                    Article V

                                 Indemnification

V.1 Indemnification by the Seller and the Shareholders. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, the Seller and each of the Shareholders shall, jointly and severally, indemnify, defend and hold harmless Buyer and its officers, directors, employees, agents and stockholders (collectively, the Buyer Indemnified Parties), against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys fees and expenses (collectively, the Damages) that any of the Buyer Indemnified Parties shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by the Seller or any of the Shareholders to perform, their respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by the Seller or any of the Shareholders under this Agreement; and (ii) except to the extent that the Damages are exacerbated by Buyer or Key, the Retained
Liabilities. The indemnification obligations of Seller and the Shareholders under this Section 5.1 shall not exceed the Purchase Price; provided, however, that the indemnification obligations of Seller and the Shareholders under this
Section 5.1 for Damages incurred or suffered which arise from or relate to the Retained Liabilities shall be unlimited in amount.

V.2 Indemnification by Buyer and Key. In addition to any other remedies available to the Seller and the Shareholders under this Agreement, or at law or in equity, Buyer and Key shall, jointly and severally, indemnify, defend and hold harmless the Seller and each of the Shareholders and their respective officers, directors, employees and agents (collectively, the Seller Indemnified Parties) against and with respect to any and all Damages that any of the Seller Indemnified Parties shall incur or suffer, which arise, result from or relate to
(i) any breach of, or failure by Buyer or Key to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to the Seller or any of the Shareholders by or on behalf of Buyer or Key under this Agreement; and (ii) except to the extent that the Damages arise out of a breach by Seller or Shareholders of any of their respective representations, warranties or covenants contained herein, any Damages arising out of the use of the Assets by Buyer after the Effective Date.

V.3 Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under Section 5.1 or 5.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the amount of the claim is not increased by the timing of, or failure to give such notice. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 5, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the amount of the claim is not increased by the timing of, or failure to give such notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld or delayed.

                                   Article VI

                                  Miscellaneous

VI.1 Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the parties hereto shall survive for sixty (60) months after the Effective Date notwithstanding any investigation made by or on behalf of any of the parties hereto unless otherwise provided by this Agreement or applicable law. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive for sixty (60) months after the Effective Date despite any investigation made by any party hereto or on its behalf unless otherwise provided by this Agreement or applicable law.

VI.2 Entirety. This Agreement with the attached Schedules embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

VI.3 Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

VI.4 Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested:

                                   If to Buyer
-----------------------------------------------------------

Addressed to:                          With a copy to:
----------------------- --------------------------------------------------------
--------------------------------------------------------------------------------

Key Energy Group, Inc.                 Steven W. Martineau
Two Tower Center, Twentieth Floor      Lynch, Gallagher, Lynch & Martineau, PLLC
East Brunswick, New Jersey 08816       555 N. Main Street, P.O. Box 446
Attn: General Counsel                  Mt. Pleasant, Michigan 48804-0446
Facsimile:  (908) 247-5148             Facsimile: (517) 773-2107

--------------------------------------------------------------------------------

              If to any of the Sellers or any of the Shareholders

--------------------------------------------------------------------------------

Addressed to:                            With a copy to:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Jeff Critchfield                         Michael Rhodes
1623 Northern Star Drive                 Loomis, Ewert, Parsley, Davis & Gotting
Traverse City, Michigan 49686            232 S. Capitol Avenue, #1000
Facsimile: (616) 929-7110                Lansing, Michigan 48933-1525
                                         Facsimile: (517) 482-0555
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

VI.5 Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

VI.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

VI.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

VI.8 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Michigan.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Shareholders have executed this Agreement and the other parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all as of the day and year first above written.

BUYER:

WELLTECH EASTERN, INC.

By:
Name: Francis D. John
Title: President

KEY:

KEY ENERGY GROUP, INC.


By:
Name: Francis D. John
Title: President

SELLER:

S&R CABLE, INC.

By:
Name:
Title:

SHAREHOLDERS:


_________________________________
Jeff Critchfield

_________________________________
Royce D. Thomas

_________________________________
Ronnie R. Shaw

_________________________________
Donald W. Tinker

                                 SCHEDULE 1.1(a)

                           TANGIBLE PERSONAL PROPERTY


See Attachment.

                                 SCHEDULE 1.1(b)

                                   INVENTORIES


None.

                                SCHEDULE 1.1(c)

                          SELLER INTELLECTUAL PROPERTY


None.

                                SCHEDULE 1.1(d)

                                    CONTRACTS


None.

                                SCHEDULE 1.1(e)

                                 SELLER PERMITS


None.

                                SCHEDULE 1.1(h)

                                 EXCLUDED ASSETS


         Cash
         Operating accounts receivable
         Other accounts and notes receivable (e.g. from shareholders) Prepaid expenses

                                 SCHEDULE 2.1.7

                           SELLER FINANCIAL STATEMENT


See Attachment.

                               SCHEDULE 2.1.8(d)

                                CHANGE IN ASSETS


None.

                                  SCHEDULE 4.1

               INDIVIDUALS THAT WILL NOT BE EMPLOYED FOR ONE YEAR

                                  SCHEDULE 4.2

                                    EMPLOYEES


None.